SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2003

HEALTHAXIS INC.

(Exact name of Registrant as specified in its Charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	0-13591 (Commission file number)	23-2214195 (I.R.S. Employer Identification Number)

5215 N. O’Connor Blvd., 800 Central Tower, Irving, Texas 75039
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 443-5000

Item 5. Other Events.
SIGNATURE

Item 5. Other Events.

Kevin R. Brown has resigned from the Healthaxis Inc. Board of Directors effective May 19, 2003. On May 19, 2003, Mr. Brown became an executive officer of an organization that may compete with the Company resulting in a potential conflict of interest. There were no disputes or disagreements between Mr. Brown and the Company.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2003

HEALTHAXIS INC.

By:	/s/ John M. Carradine John M. Carradine Chief Financial Officer

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